STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUE	$ 104,998	$ 112,947
COST OF SALES	73,303	85,581
GROSS PROFIT	31,695	27,366
OPERATING EXPENSES	159,568	122,331
DEPRECIATION EXPENSE	244	116
TOTAL OPERATING EXPENSES	159,812	122,447
LOSS FROM OPERATIONS BEFORE OTHER EXPENSES	(128,117)	(95,081)
Penalties	(537)	(507)
Derivative valuation loss	(6,349)	(6,133)
Interest expense	(88,675)	(56,227)
TOTAL OTHER EXPENSES	(95,561)	(62,867)
LOSS FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(223,678)	(157,948)
Provision for income taxes
NET LOSS	$ (223,678)	$ (157,948)
BASIC AND DILUTED LOSS PER SHARE
WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING BASIC AND DILUTED	523,014,194	510,000,000